UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 5, 2007

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200

Coppell, Texas 75019

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 5, 2007, Mannatech, Incorporated (“Mannatech”) entered new employment agreements (each, an “Employment Agreement” and collectively, the “Employment Agreements”) with each of Terence L. O’Day, its Executive Vice President and Chief Operating Officer, Stephen D. Fenstermacher, its Senior Vice President and Chief Financial Officer, Robert A. Sinnott, Ph.D., its Senior Vice President and Chief Science Officer and Keith Clark, its Senior Vice President and General Counsel (each, an “Executive,” and collectively, the “Executives”). The Employment Agreements supersede the existing employment agreements between each of the Executives and Mannatech.

Each Employment Agreement maintains the salary and benefits granted each of the Executives under their existing employment agreements. Mr. O’Day’s employment agreement provides for his employment as Executive Vice President and Chief Operating Officer at an annual salary of $325,000. Mr. Fenstermacher’s employment agreement provides for his employment as Senior Vice President and Chief Financial Officer at an annual salary of $312,000. Mr. Sinnott’s employment agreement provides for his employment as Senior Vice President and Chief Science Officer at an annual salary of $312,000. Mr. Clark’s employment agreement provides for his employment as Senior Vice President and General Counsel at an annual salary of $300,000. Each Employment Agreement provides that the Executive is eligible to participate in Mannatech’s annual executive bonus program and executive vehicle leasing program, as well as all employee benefits available to other Mannatech executives.

Each Employment Agreement provides for the Executive’s employment for a one-year term, unless terminated earlier. Each Employment Agreement also contains identical termination provisions. The Employment Agreements provide that the Executive’s employment will automatically be terminated upon death and may be terminated by Mannatech for cause or in the event of the Executive’s disability. Upon any termination of the Executive’s employment, the Executive is entitled to (i) any remaining base salary earned and not yet paid through the termination date, (ii) any annual or other bonus, or any portion thereof, earned and not yet paid through the termination date, (iii) all reimbursable expenses due but not yet paid through the termination date, and (iv) all earned or vested benefits under his employment agreement through the termination date. If Mannatech terminates the Executive without cause, or the Executive resigns for good reason, Mannatech will also be obligated to pay the Executive his base salary for 12 months from the termination date.

Under each of the Employment Agreements, a termination for cause means (A) Mannatech has determined that the Executive has neglected, failed, or refused to render the services or to perform any other of his duties or obligations under the Employment Agreement (including because of any alcohol or drug abuse), (B) the Executive’s violation of any provision or obligation under the Employment Agreement, (C) the Executive’s indictment for, or plea of no contest with respect to, any crime that adversely affects Mannatech or the utility of Executive’s services to Mannatech, or (D) any other act or omission of the Executive involving fraud, theft, dishonesty, disloyalty, or illegality that harms or embarrasses, or may harm or embarrass, the Company or any of its affiliates, customers, dealers or subscribers. However, if Mannatech gives notice of termination for cause due to a determination that the Executive has neglected, failed, or refused to render services or to perform any other of his duties or obligations under the Employment Agreement or due to the Executive’s violation of any provision or obligation of the Employment Agreement, the Executive will have 60 days from the date of such notice to cure the actions causing Mannatech to seek such termination. If the Executive cures such actions within the 60-day period and Mannatech proceeds with the termination, the termination will be deemed to be without cause.

Each of the Employment Agreements defines good reason as (A) Mannatech’s denial of compensation due and owing to the Executive under the Employment Agreement, (B) any requirement that the Executive be based anywhere other than Dallas County, Texas, except for travel incident to Mannatech’s business, (C) Mannatech’s demotion of the Executive in title or pay, or its removal of a material portion of the Executive’s significant duties or responsibilities without the Executive’s consent, or (D) Mannatech’s material breach of the Agreement. However, in the event the Executive gives notice of his intent to resign for good reason, Mannatech will have 60 days from the date of such notice to cure the reasons giving rise to such resignation. If the reasons giving rise to the resignation are cured within the 60-day period and the Executive proceeds with the resignation, the resignation will be deemed to be without good reason.

Each Employment Agreement also contains non-competition and non-solicitation provisions extending until one year after the termination of the Executive’s employment as well as an agreement that the Executive will never disclose to the media any information regarding any aspect of his employment at Mannatech. In addition, each Employment Agreement requires the Executive to cooperate with Mannatech in connection with business and litigation matters for a period of six months after termination of his employment. The Executive will be compensated for such cooperated at the Executive’s then hourly rate, to the extent permitted by law.

The above summary of the material terms of the Employment Agreements are qualified by reference to the text of the Employment Agreements, which are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See disclosure under Item 1.01 of this report, which is incorporated by reference in this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
10.1*	Employment Agreement, effective October 5, 2007, between Mannatech, Incorporated and Terence L. O’Day.
10.2*	Employment Agreement, effective October 5, 2007, between Mannatech, Incorporated and Stephen D. Fenstermacher.
10.3*	Employment Agreement, effective October 5, 2007, between Mannatech, Incorporated and Robert A. Sinnott, Ph.D.
10.4*	Employment Agreement, effective October 5, 2007, between Mannatech, Incorporated and Keith Clark.

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED

Dated: October 11, 2007	By:	/s/ Stephen D. Fenstermacher
Stephen D. Fenstermacher
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1*	Employment Agreement, effective October 5, 2007, between Mannatech, Incorporated and Terence L. O’Day.
10.2*	Employment Agreement, effective October 5, 2007, between Mannatech, Incorporated and Stephen D. Fenstermacher.
10.3*	Employment Agreement, effective October 5, 2007, between Mannatech, Incorporated and Robert A. Sinnott, Ph.D.
10.4*	Employment Agreement, effective October 5, 2007, between Mannatech, Incorporated and Keith Clark.

*Filed herewith.